UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017 (January 3, 2017)

SOUTHEASTERN BANK FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-24172 (Commission File Number)	58-2005097 (I.R.S. Employer Identification No.)

c/o South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201

(Address of Principal Executive Offices)

(800) 277-2175

Registrant’s telephone number, including area code

3530 Wheeler Road, Augusta, Georgia 30909

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 3, 2017 (the “Effective Time”), of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and between Southeastern Bank Financial Corporation, a Georgia corporation (“Southeastern”), and South State Corporation, a South Carolina corporation (“South State”), including the merger of Southeastern with and into South State (the “Merger”), with South State as the surviving corporation in the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

At the Effective Time, pursuant to the terms of the Merger Agreement, each outstanding share of Southeastern common stock (other than Southeastern common stock held directly or indirectly by South State and Southeastern, which shares were cancelled) were exchanged for the right to receive 0.7307 shares of South State common stock and cash in lieu of any fractional shares. At the Effective Time, holders of Southeastern common stock immediately prior to the Effective Time ceased to have any rights as shareholders of Southeastern other than the right to receive 0.7307 shares of South State common stock for each share of Southeastern common stock held immediately prior to the Effective Time.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

At the Effective Time, pursuant to the terms of the Merger Agreement, Southeastern merged with and into South State, with South State surviving the Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

At the Effective Time, each of Southeastern’s directors and executive officers ceased serving in such capacities.

Item 8.01	Other Events.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

Southeastern has notified the Financial Industry Regulatory Authority (“FINRA”) that, at the Effective Time, each outstanding share of Southeastern’s common stock was converted into the right to receive the merger consideration and has requested that FINRA remove Southeastern’s common stock from quotation on the OTCQB. In addition, Southeastern will file with the Securities and Exchange Commission a Form 15 to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit 2.1:	Agreement and Plan of Merger, dated as of June 16, 2016, by and among South State Corporation and Southeastern Bank Financial Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Southeastern Bank Financial Corporation on June 22, 2016).*

*The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTH STATE CORPORATION
as successor by merger to Southeastern Bank Financial Corporation

DATE: January 4, 2017	/s/ John C. Pollok
John C. Pollok Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit 2.1:	Agreement and Plan of Merger, dated as of June 16, 2016, by and among South State Corporation and Southeastern Bank Financial Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Southeastern Bank Financial Corporation on June 22, 2016).*

*The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.